UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

INGREDION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center Westchester, Illinois	60154-5749
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 551-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 8, 2020, Ingredion Incorporated (the “Company”) agreed to sell its (i) 2.900% Senior Notes due 2030 in the principal amount of $600,000,000 (the “2030 Notes”) and (ii) 3.900% Senior Notes due 2050 in the principal amount of $400,000,000 (the “2050 Notes” and, together with the 2030 Notes, the “Notes”), pursuant to the Underwriting Agreement, dated May 8, 2020 (the “Underwriting Agreement”), between the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

The Notes were issued on May 13, 2020 pursuant to the Indenture, dated as of August 18, 1999, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee (the “Trustee”), as supplemented by a Tenth Supplemental Indenture, dated as of May 13, 2020, and an Eleventh Supplemental Indenture, dated as of May 13, 2020 (the “Supplemental Indentures”), each between the Company and the Trustee.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3, File No. 333-233854 (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain documents related to the issuance of the Notes that will be incorporated by reference into the Registration Statement as exhibits thereto.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The Supplemental Indentures relating to the Notes, each including the applicable form of Note, are filed herewith as Exhibit 4.1 and Exhibit 4.2. The legal opinion with respect to the validity of the Notes is filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

1.1

Underwriting Agreement, dated May 8, 2020, between the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

4.1

Tenth Supplemental Indenture, dated as of May 13, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee, including the form of 2.900% Senior Note due 2030

4.2

Eleventh Supplemental Indenture, dated as of May 13, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor trustee to The Bank of New York), as trustee, including the form of 3.900% Senior Note due 2050

5.1	Opinion of Hogan Lovells US LLP relating to the Notes

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020	INGREDION INCORPORATED

	By:	/s/ Janet M. Bawcom
	Name:	Janet M. Bawcom
	Title:	Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer